Variable Annuity Application
GE Capital Life Assurance Company New York

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Plan Information
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
Annuity Name: GE Selections(R)NY Variable Annuity

Premium Payment:   Minimum Payment: $10,000 ($2,000 for an IRA)                              For 1035 Exchange(s) or Transfer(s)
                   $                                              and/or estimated premium   $
                    -------------------------------------------                               --------------------------------------

Complete Section A or B.

Section A: Non-Qualified (Check all that apply)                    Section B: Qualified (Check all that apply)

   [ ] New purchase                               [ ] Traditional IRA   [ ] Custodial IRA   [ ] ROTH IRA
   [ ] 1035 Exchange(s)                           [ ] TSA 403(b)        [ ] SEP             [ ] Other
                                                                                                      ------------------------------
                                                     [ ] Transfer          [ ] Rollover        [ ] Direct Rollover
                                                     [ ] New contribution for tax year
                                                                                       -----------

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Optional Death Benefits
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See prospectus for age availability.

   [ ] Annual Step-up Optional Death Benefit

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Owner (Name or name of trust and trustee)
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(Last, First, M.)                                                                                           Gender
                                                                                                            [ ] M   [ ] F
---------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)           Social Security no. or Tax ID               Telephone no.

-----------------------------------------------    ----------------------------------------    -------------------------------------
Address

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City                                                                                                   State         Zip code

---------------------------------------------------------------------------------------------------    ----------    ---------------

Joint Owner (Optional): Name (Last, First, M.)                                                              Gender
                                                                                                            [ ] M   [ ] F
---------------------------------------------------------------------------------------------------------

Date of birth (mm-dd-yyyy)                         Social Security no. or Tax ID               Telephone no.

-----------------------------------------------    ----------------------------------------    -------------------------------------

Address

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City                                                                                                   State         Zip code

---------------------------------------------------------------------------------------------------    ----------    ---------------

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Annuitant (if other than Owner)
------------------------------------------------------------------------------------------------------------------------------------
(Last, First, M.)                                                                                           Gender
                                                                                                            [ ] M   [ ] F
---------------------------------------------------------------------------------------------------------
Date of birth (mm-dd-yyyy)                         Social Security no. or Tax ID               Telephone no.

-----------------------------------------------    ----------------------------------------    -------------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
City                                                                                                   State         Zip code

---------------------------------------------------------------------------------------------------    ----------    ---------------
Joint Annuitant: Name (Last, First, M.)                                                                     Gender
                                                                                                            [ ] M   [ ] F
---------------------------------------------------------------------------------------------------------
Date of birth (mm-dd-yyyy)                         Social Security no. or Tax ID               Telephone no.

-----------------------------------------------    ----------------------------------------    -------------------------------------
Address

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City                                                                                                   State         Zip code

---------------------------------------------------------------------------------------------------    ----------    ---------------

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Regular Mail                 For Inquiries and/or Questions         For Internal Use Only   Overnight Delivery
GE Capital Life Assurance    Internet: www.GEFinancialService.com                           GE Capital Life Assurance Company
Company of New York          Toll free: (800) 313-5282                                      of New York
Attn: Annuity New Business                                                                  Attn: Annuity New Business
P.O.Box 85093                                                                               6610 W. Broad Street
Richmond, VA 23285-5093                                                                     Richmond, VA 23230

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

19260NY 12/2002                         To order use stock no . 19753NY 04/29/05

Variable Annuity Application

GE Capital Life Assurance Company of New York

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Beneficiary (Name or name of trust and trustee)
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(Last, First, M.)                                                                                      Allocated      [ ] Primary
                                                                                                                  %   [ ] Contingent
----------------------------------------------------------------------------------------------------   -----------
Date of birth or trust date (mm-dd-yyyy)   Relationship to the Owner                                   Gender
                                                                                                       [ ] M   [ ] F
----------------------------------------   ---------------------------------------------------------
Address                                                                                Telephone no.

------------------------------------------------------------------------------------   ---------------------------------------------
City                                                                                   State           Zip code

------------------------------------------------------------------------------------   -------------   ------------------
Beneficiary: Name (Last, First, M.)                                                                    Allocated      [ ] Primary
                                                                                                                  %   [ ] Contingent
----------------------------------------------------------------------------------------------------   -----------
Date of birth or trust date (mm-dd-yyyy)   Relationship to the Owner                                   Gender
                                                                                                       [ ] M   [ ] F
----------------------------------------   ---------------------------------------------------------
Address                                                                                Telephone no.

------------------------------------------------------------------------------------   ---------------------------------------------
City                                                                                   State           Zip code

------------------------------------------------------------------------------------   -------------   ------------------

Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. [ ]
------------------------------------------------------------------------------------------------------------------------------------
Owner Signature(s) PLEASE READ CAREFULLY
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Will the proposed annuity replace any existing annuity or insurance contract?   [ ] Yes   [ ] No

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding  that ALL PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO
DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF PROSPECTUSES FOR THE SEPARATE ACCOUNT AND ALL PORTFOLIOS APPLICABLE TO THE CONTRACT
AND APPLICABLE SUPPLEMENTS DATED WITHIN 13 MONTHS OF THIS APPLICATION. I/we agree that no one, except the President, or a Vice
President of the Company can make or change any annuity. Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. Under penalties of perjury, I certify that: 1: The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2: I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

1.   Have you received prospectuses dated within 13 months of this application for the Separate Account and all portfolios
     applicable to the applied for contract? [ ] Yes   [ ] No

2.   Do you understand that the contract value may increase or decrease depending on the investment return of the subaccounts?
     [ ] Yes   [ ] No

3.   Do you believe this contract will meet your insurance needs and financial objectives? [ ] Yes   [ ] No
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Owner (sign as Trustee if Owner is a Trust)                 Joint Owner                    Date of signature (mm-dd-yyyy)

---------------------------------------------------------   ----------------------------   -----------------------------------------
Annuitant (required if other than Owner)                    City                                                      State

---------------------------------------------------------   -------------------------------------------------------   --------------

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Representative(s) Information and Signature(s)
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Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance [ ] Yes [ ] No If yes, submit completed replacement form, where required. By signing, you certify that you have witnessed the above signature(s) and that all information contained in this application is true to the best of your knowledge and belief.
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Registered Representative Signature                         Print name (Last, First, M.)

---------------------------------------------------------   ------------------------------------------------------------------------
Representative S.S. no. (FL-license ID no.)   Broker/Dealer name/branch#                               Client account no.

-------------------------------------------   ------------------------------------------------------   -----------------------------
Address                                                                                Telephone no.

------------------------------------------------------------------------------------   ---------------------------------------------
City                                                                                   State           Zip code

------------------------------------------------------------------------------------   -------------   ------------------
Registered Representative Signature                         Print name (Last, First, M.)

-------------------------------------------                 ------------------------------------------------------------------------
Representative S.S. no. (FL-license ID no.)        Telephone no.
                                                                                                           [ ] NT   [ ] T   [ ] L
-------------------------------------------        -----------------------------------------------------

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

19260NY 12/2002                         To order use stock no . 19753NY 04/29/05

Purchase Payment Allocation
GE Capital Life Assurance Company of New York

                             Options below are available for GE Selections(R) NY
--------------------------------------------------------------------------------
Purchase Payment Allocation
--------------------------------------------------------------------------------
Enter whole percentage of each subaccount listed below. Percentages must total 100%. No more than 20 subaccounts may be selected.

AIM Variable Insurance Funds
(A I M Advisors, Inc.)

      % AIM V.I. Basic Value Fund - Ser II Shrs
------
      % AIM V.I. Capital Appreciation Fund - Ser I Shrs
------
      % AIM V.I. International Growth Fund - Ser II Shrs
------
      % AIM V.I. Premier Equity Fund - Ser I Shrs
------

AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)

      % AllianceBernstein Global Technology Portfolio - Class B
------
      % AllianceBernstein Growth and Income Portfolio - Class B
------
      % AllianceBernstein International Value Portfolio - Class B
------
      % AllianceBernstein Large Cap Growth Portfolio - Class B
------

American Century Variable Portfolios II, Inc.
(American Century Investment Management, Inc.)

      % VP Inflation Protection Fund - Cl II
------

Eaton Vance Variable Trust
(Eaton Vance Management)

      % VT Floating-Rate Income Fund
------
(OrbiMed Advisors, LLC)
      % VT Worldwide Health Sciences Fund
------

Evergreen Variable Annuity Trust
(Evergreen Investment Management Company, LLC)

      % Evergreen VA Omega Fund - Cl 2
------

Federated Insurance Series
(Federated Investment Management Co.)

      % Federated High Income Bond Fnd II - Svc Shrs
------
(Federated Equity Management Company of Pennsylvania)
      % Federated Kaufmann Fund II - Svc Shrs
------

Fidelity Variable Insurance Products Fund (VIP)
(Fidelity Management & Research Company)

      % Fidelity VIP Asset Manager(SM) Portfolio - Svc Cl 2
------
      % Fidelity VIP Contrafund(R) Portfolio - Svc Cl 2
------
      % Fidelity VIP Dynamic Capital Appreciation Portfolio - Svc Cl 2
------
      % Fidelity VIP Equity-Income Portfolio - Svc Cl 2
------
      % Fidelity VIP Growth Portfolio - Svc Cl 2
------
      % Fidelity VIP Growth & Income Portfolio - Svc Cl 2
------
      % Fidelity VIP Mid Cap Portfolio - Svc Cl 2
------
      % Fidelity VIP Value Strategies Portfolio-Svc Cl 2
------

Franklin Templeton Variable Insurance Products Trust
(Franklin Advisers, Inc.)

      % Franklin Income Securities Fund - Cl 2 Shrs
------

GE Investments Funds, Inc.
(GE Asset Management Incorporated)

      % Income Fund
------
      % Mid-Cap Equity Fund
------
      % Money Market Fund
------
      % Premier Growth Equity Fund
------
      % Real Estate Securities Fund
------
      % S&P 500(R) Index Fund*
------
      % Small-Cap Value Equity Fund
------
      % Total Return Fund
------
      % U.S. Equity Fund
------
      % Value Equity Fund
------

Goldman Sachs Variable Insurance Trust
(Goldman Sachs Asset Management, L.P.)

      % Goldman Sachs Mid Cap Value Fund
------

Greenwich Street Series Fund
(Salomon Brothers Asset Management Inc)

      % Salomon Brothers Variable Aggressive Growth Fund - Cl II
------

Janus Aspen Series
(Janus Capital Management LLC)

      % Balanced Portfolio - Svc Shrs
------
      % Forty Portfolio - Svc Shrs
------

Merrill Lynch Variable Series Fund, Inc.
(Merrill Lynch Investment Managers, L.P.)

      % Merrill Lynch Basic Value V.I. Fund - Cl III Shrs
------
      % Merrill Lynch Global Allocation V.I. Fund - Cl III Shrs
------
      % Merrill Lynch Large Cap Growth V.I. Fund - Cl III Shrs
------
      % Merrill Lynch Value Opportunities V.I. Fund - Cl III Shrs
------

MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))

      % MFS(R) Investors Growth Stock Series - Svc Cl Shrs
------
      % MFS(R) Investors Trust Series-Svc Cl Shrs
------
      % MFS(R) New Discovery Series-Svc Cl Shrs
------
      % MFS(R) Total Return Series - Svc Cl Shrs
------
      % MFS(R) Utilities Series-Svc Cl Shrs
------

Nations Separate Account Trust
(Banc of America Capital Management, LLC)

      % Nations Marsico Growth Portfolio
------
      % Nations Marsico International Opportunities Portfolio
------

Oppenheimer Variable Account Funds
(OppenheimerFunds, Inc.)

      % Oppenheimer Aggressive Growth Fund/VA - Svc Shrs
------
      % Oppenheimer Balanced Fund/VA - Svc Shrs
------
      % Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
------
      % Oppenheimer Global Securities Fund/VA - Svc Shrs
------
      % Oppenheimer Main Street Fund/VA - Svc Shrs
------
      % Oppenheimer Main Street Small Cap Fund/VA - Svc Shrs
------

PIMCO Variable Insurance Trust
(Pacific Investment Management Company LLC)

      % All Asset Portfolio - Adv Cl Shrs
------
      % High Yield Portfolio - Adm Cl Shrs
------
      % Long-Term U.S. Government Portfolio - Adm Cl Shrs
------
      % Low Duration Portfolio - Adm Cl Shrs
------
      % Total Return Portfolio - Adm Cl Shrs
------

The Prudential Series Fund, Inc.
(Prudential Investments LLC)

      % Jennison Portfolio - Cl II
------
      % Jennison 20/20 Focus Portfolio - Cl II
------
      % Natural Resources Portfolio - Cl II
------

Rydex Variable Trust
(Rydex Investments)

      % OTC Fund**
------

Salomon Brothers Variable Series Funds Inc
(Salomon Brothers Asset Management Inc)

      % Salomon Brothers Variable All Cap Fund - Cl II
------
      % Salomon Brothers Variable Total Return Fund - Cl II
------

Van Kampen Life Investment Trust
(Van Kampen Asset Management Inc.)

      % Comstock Portfolio - Cl II Shrs
------
      % Emerging Growth Portfolio - Cl II Shrs
------

* "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

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Owner's name (Last, First, M.)   Owner's signature                      Social Security no.
---------------------------------------------------------------------------------------------------------------------
Complete REVERSE for Optional Programs

Regular Mail                     For Inquiries and/or Questions         Overnight Delivery
--------------------------       ------------------------------------   ---------------------------------------------
GE Capital Life Assurance        Internet: www.GEFinancialService.com   GE Capital Life Assurance Company of New York
Company of New York              Toll free: (800) 313-5282              Attn: Annuity New Business
Attn: Annuity New Business                                              6610 W. Broad Street
P.O.Box 85093                                                           Richmond, VA 23230
Richmond, VA 23285-5093
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

NS19647SNY 11/15/04                    To order use stock no . 19753NY  04/29/05


Variable Annuity Application

GE Capital Life Assurance Company of New York

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Dollar Cost Averaging (DCA) Option (will start 30 days after receipt of funds, unless you specify an earlier date.)
------------------------------------------------------------------------------------------------------------------------------------
(Optional) You may elect a series of automated scheduled transfers referred to as Dollar Cost Averaging (DCA). DCA is a method of transferring specified amounts from the GE Investments Funds, Inc. Money Market Fund subaccount to any other available subaccount(s)
on a monthly or quarterly basis. Transfers will continue until we receive your request to stop the program or the value in the GE
Investments Funds, Inc. Money Market Fund subaccount is depleted. DCA is available for initial and additional purchase payments.
This option provides regular level investments over a period of time. This request is in lieu of the requirement for individual written transfer requests. DCA is subject to the provisions of the contract. We reserve the right to discontinue DCA upon 30 days written notice to you.

Transfer dollar amount of $
                           ---------------------------------
                    from   [ ] Money Market subaccount
                               Deplete Account [ ] Yes   [ ] No
                               Stop date, if desired (mm-dd-yyyy)
                                                                  ----------------------------------

                    to the following Subaccounts based on the frequency indicated: [ ] Monthly   [ ] Quarterly

Percentage              Transfer to subaccounts             Percentage             Transfer to subaccounts
------------------------------------------------------------------------------------------------------------------------------------
                    %                                                          %
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                    %                                                          %
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                    %                                                          %
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                    %                                                          %
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                    %                                                          %
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Rebalancing (Optional)
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Once you have allocated your money among the subaccounts, the performance of each subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual, or annual basis) your Contract Value among the subaccounts to return to the percentages specified in your allocation instructions. Your percentage allocations must be in whole percentages.

[ ] Quarterly   [ ] Semi-annually    [ ] Annually

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Systematic Withdrawals (Optional)
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You may elect to receive a withdrawal of the total purchase payments for each of one or more contract year(s) in the form of systematic withdrawals. We will treat your request for systematic withdrawals as a request for one withdrawal each contract year, payable in equal installments over a 12 month period. The commencement date may be no sooner than 30 days after the Contract Date.
Withdrawals may not exceed 10% of the total purchase payments on the effective date of the first installment for that contract year.
Systematic withdrawals end on the Annuity Commencement Date. We reserve the right to discontinue systematic withdrawals upon 30 days written notice to you.

A series of withdrawals will begin 30 days after Contract Date unless a date is specified here (mm-dd-yyyy)
                                                                                                            ------------------------
[ ] 10% of total purchase payments            Withdrawal Frequency:               Check one:
[ ] $                                         [ ] Monthly     [ ] Semi-Annually   [ ] Owner(s) subject to backup withholding
      -------------------------------------   [ ] Quarterly   [ ] Annually        [ ] Owner(s) not subject to backup withholding
(Amount not to exceed 10% of total purchase                                       [ ] Owner(s) not subject to backup withholding,
                  payments)                                                           but wish  to have       % Federal Income Tax
[ ]         % Of the total purchase payments                                          withheld.         ------
      -----  (Cannot exceed 10%)
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OWNERS UNDER AGE 59 1/2. (Check ONLY if applicable; if not applicable, tax penalties may apply to withdrawals.)   [ ] The above
referenced contract is an IRA or is issued to a Qualified Retirement Plan, and these payments are part of a series of substantially equal periodic payments as described in IRC section 72(t)(2)(a)(iv).

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Owner's name (Last, First, M.)                    Owner's signature                                    Social Security no.

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

19260NY 12/2002                         To order use stock no . 19753NY 04/29/05

                                  Page 4 of 4